COOPERS & LYBRAND L.L.P.
                      15245 Shady Grove Road
                         Suite 350 South
                 Rockville, Maryland  20850-3222





July 25, 1996



Securities and Exchange Commission
450 5th Street, N.W.
Washington, DC  20549


Gentlemen:


We have read the statements made by Comtex Scientific Corporation
(copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report for the month of July 1996. We agree with the statements concerning our Firm in such Form 8-K.

Very Truly yours,
/S/ Coopers & Lybrand L.L.P.